UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 2003

Daisytek International Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25400 (Commission File Number)	75-2421746 (IRS Employer Identification No.)

1205 Central Expressway South, Suite 200

Allen, TX 75013

(Address of principal executive office)

(972) 881-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

ITEM 5.	Other Events.

On June 3, 2003, Daisytek International Corporation, a Delaware corporation (the “Company”), filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). Joint administration of the Company’s Chapter 11 case has been granted in connection with the petitions filed in the Bankruptcy Court by Company’s subsidiaries Daisytek, Incorporated, Arlington Industries, Inc., Daisytek Latin America, Inc., Tapebargains.com, Virtual Demand, Inc., B.A. Pargh Company, The Tape Company and Digital Storage, Inc. under Chapter 11 on May 7, 2003. The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as a “debtor-in-possession” pursuant to the Bankruptcy Code.

On September 4, 2003, Arlington Industries, Inc., a Delaware corporation, a wholly-owned indirect subsidiary of the Company and a debtor-in-possession under the Bankruptcy Code (“Arlington”), completed the sale of substantially all of its assets (the “Arlington Assets”) to Carolina Wholesale Office Machine Company, Inc., a North Carolina corporation (“Carolina Wholesale”), for a total purchase price of approximately $18 million (as adjusted), pursuant to the terms and conditions of an Asset Sale and Purchase Agreement by and among Arlington, the Company (for the limited purposes set forth therein) and Carolina Wholesale, dated as of August 20, 2003 (the “Arlington Purchase Agreement”).

The Arlington Assets sold included (i) certain of Arlington’s accounts receivable, (ii) rights under certain executory contracts and unexpired leases, (iii) all of Arlington’s inventory, furniture, fixtures, equipment, other tangible personal property and intellectual property, (iv) the goodwill relating to Arlington’s business, (v) to the extent transferable, Arlington’s licenses, permits, consents, authorizations, approvals and certificates, and (vi) certain claims and rights of recovery or setoff. In addition, Carolina Wholesale assumed certain liabilities of Arlington.

The sale of the Arlington Assets was consummated pursuant to the provisions of Section 363(b) and (f) of the Bankruptcy Code. An auction for the sale of the Arlington Assets was held on August 25, 2003. At the auction, Carolina Wholesale made the highest and best offer to purchase the Arlington Assets. On August 28, 2003, the Bankruptcy Court approved the sale of the Arlington Assets to Carolina Wholesale.

On September 8, 2003, The Tape Company, a Delaware corporation, a wholly-owned indirect subsidiary of the Company and a debtor-in-possession under the Bankruptcy Code (“Tape”), completed the sale of substantially all of its assets (the “Tape Assets,” and collectively with the Arlington Assets, the “Assets”) to Discount Media Products, LLC, an Illinois limited liability company (“Discount Media”), for a total purchase price of approximately $3.8 million (as adjusted), pursuant to the terms and conditions of an Asset Sale and Purchase Agreement between Tape and Discount Media, dated as of August 22, 2003 (the “Tape Purchase Agreement”).

The Tape Assets sold included (i) certain of Tape’s accounts receivable and notes receivable, (ii) rights under certain executory contracts and unexpired leases, (iii) all of Tape’s inventory, furniture, fixtures, equipment, other tangible personal property and intellectual property, (iv) the goodwill relating to Tape’s business, (v) to the extent transferable, Tape’s licenses, permits, consents, authorizations, approvals and certificates and (vi) certain claims and rights of recovery or setoff. In addition, Discount Media assumed certain liabilities of Tape.

The sale of the Tape Assets was consummated pursuant to the provisions of Section 363(b) and (f) of the Bankruptcy Code. An auction for the sale of the Tape Assets was held on August 25, 2003. At the auction, Discount Media made the highest and best offer to purchase the Tape Assets. On August 28, 2003, the Bankruptcy Court approved the sale of the Tape Assets to Discount Media.

Substantially all of the proceeds of the sale of the Assets have been used to satisfy a portion of the amounts owed to the Company’s secured lenders. The proceeds from the sale of the Assets will not fully satisfy the debts owed by the Company to its secured and unsecured creditors, therefore, none of the proceeds will be available for distribution to the Company’s stockholders.

On August 21, 2003, Daisytek (Canada) Inc., a company organized under the laws of the Province of Ontario, Canada, and a wholly-owned indirect subsidiary of the Company (“Daisytek Canada”), Daisytek, Incorporated, a

Delaware corporation, a wholly-owned direct subsidiary of the Company, the record holder of all of the outstanding capital stock of Daisytek Canada and a debtor-in-possession under the Bankruptcy Code (“Daisytek Incorporated”), and EMJ Data Systems Ltd., a corporation incorporated under the laws of the Province of Ontario, Canada (“EMJ”) entered into that certain Stock Purchase Agreement (the “Canada Purchase Agreement”), pursuant to which Daisytek Incorporated has agreed to sell to EMJ all of its shares of capital stock of Daisytek Canada (the “Shares”) for a total purchase price of approximately $U.S. 20 million (as adjusted) plus the assumption of debt. On September 12, 2003, the Bankruptcy Court approved the sale of the Shares to EMJ.

Upon the closing of the transactions contemplated by the Canada Purchase Agreement, a significant portion of the proceeds of the sale of the Shares will be used to satisfy the remaining amounts owed to the Company’s secured lenders. The balance of the proceeds will be held to pay costs of administration of the Chapter 11 cases and for distribution to the unsecured creditors of the Company and its affiliates who are in the Chapter 11 cases. None of the proceeds will be available for distribution to the Company’s stockholders.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

2.1	Asset Sale and Purchase Agreement among Carolina Wholesale Office Machine Company, Inc., Arlington Industries, Inc., and Daisytek International Corporation (for the limited purposes set forth therein), dated as of August 20, 2003.

2.2	Asset Sale and Purchase Agreement between Discount Media Products, LLC and The Tape Company, dated as of August 22, 2003.

2.3	Stock Purchase Agreement among Daisytek, Incorporated, Daisytek (Canada) Inc. and EMJ Data Systems Ltd., dated as of August 21, 2003.

99.1	Order Authorizing and Approving (i) Sale of Substantially All of the Assets of Arlington Industries, Inc. Free and Clear of All Liens, Claims, Encumbrances and Other Interests and (ii) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, dated August 28, 2003.

99.2	Order Authorizing and Approving (i) Sale of Substantially All of the Assets of The Tape Company Free and Clear of All Liens, Claims, Encumbrances and Other Interests and (ii) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, dated August 28, 2003.

99.3	Order Authorizing and Approving Sale of the Capital Stock of Daisytek (Canada) Inc. Owned by Inc. and the Assignment of the Canadian Trademarks Free and Clear of All Liens, Claims, Encumbrances and Other Interests, dated September 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAISYTEK INTERNATIONAL CORPORATION

By:	/s/ Eric T. Logan
Eric T. Logan Interim Chief Financial Officer

Date:	September 29, 2003

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Sale and Purchase Agreement among Carolina Wholesale Office Machine Company, Inc., Arlington Industries, Inc., and Daisytek International Corporation (for the limited purposes set forth therein), dated as of August 20, 2003.

2.2	Asset Sale and Purchase Agreement between Discount Media Products, LLC and The Tape Company, dated as of August 22, 2003.

2.3	Stock Purchase Agreement among Daisytek, Incorporated, Daisytek (Canada) Inc. and EMJ Data Systems Ltd., dated as of August 21, 2003.

99.1	Order Authorizing and Approving (i) Sale of Substantially All of the Assets of Arlington Industries, Inc. Free and Clear of All Liens, Claims, Encumbrances and Other Interests and (ii) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, dated August 28, 2003.

99.2	Order Authorizing and Approving (i) Sale of Substantially All of the Assets of The Tape Company Free and Clear of All Liens, Claims, Encumbrances and Other Interests and (ii) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, dated August 28, 2003.

99.3	Order Authorizing and Approving Sale of the Capital Stock of Daisytek (Canada) Inc. Owned by Inc. and the Assignment of the Canadian Trademarks Free and Clear of All Liens, Claims, Encumbrances and Other Interests, dated September 12, 2003.